                                                                   Exhibit 99.32

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-3
             -----------------------------------------------------

                    Monthly Period:              5/1/00 to
                                                 5/31/00
                    Distribution Date:           6/19/00
                    Transfer Date:               6/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                     Class A                         $5.81896
                                                     Class B                         $5.99979
                                                     Excess Collateral Amount        $5.37500

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                                     Class A                         $5.81896
                                                     Class B                         $5.99979
                                                     Excess Collateral Amount        $5.37500

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 2


     3.   The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                                     Class A                               $0.00000
                                                     Class B                               $0.00000
                                                     Excess Collateral Amount              $0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------



     1.   Allocation of Principal Receivables.
          ------------------------------------


          The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                     Class A                          $98,910,569.45
                                                     Class B                           $7,671,030.30
                                                     Excess Collateral Amount         $11,176,335.50
                                                                                   -----------------
                                                     Total                           $117,757,935.25

     2.   Allocation of Finance Charge Receivables

          (a1)   The aggregate amount of Allocations of Finance Charge
                  Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                     Class A                          $10,410,007.01
                                                     Class B                             $807,350.32
                                                     Excess Collateral Amount          $1,176,271.98
                                                                                   -----------------
                                                     Total                            $12,393,629.31

          (b1)   Principal Funding Investment Proceeds (to Class A)                            $0.00
          (b2)   Withdrawals from Reserve Account (to Class A)                                 $0.00
                                                                                   -----------------
                 Class A Available Funds                                              $10,410,007.01

          (c1)   Principal Funding Investment Proceeds (to Class B)                            $0.00
          (c2)   Withdrawals from Reserve Account (to Class B)                                 $0.00
                 Class B Available Funds                                                 $807,350.32

          (d1)   Principal Funding Investment Proceeds (to CIA)                                $0.00
          (d2)   Withdrawals from Reserve Account (to CIA)                                     $0.00
                 CIA Available Funds                                                   $1,176,271.98

          (e1)   Total Principal Funding Investment Proceeds                                   $0.00
          (e2)   Investment Earnings on deposits to Reserve Account                            $0.00


MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1999-3
Page 3

     3.   Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)    The aggregate amount of Principal Receivables in
                 the Trust as of the last day of the Monthly Period               $36,124,641,027.99

          (b)    Invested Amount as of the last day of the preceding
                 month (Adjusted Class A Invested Amount
                 during Accumulation Period)
                                                     Class A                         $700,000,000.00
                                                     Class B                          $54,167,000.00
                                                     Excess Collateral Amount         $79,167,000.00
                                                                                 -------------------
                                                     Total                           $833,334,000.00

          (c)    The Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(b) above as a
                 percentage of the aggregate amount of Principal
                 Receivables as of the Record Date set forth in
                 paragraph 3(a) above
                                                     Class A                                   1.938%
                                                     Class B                                   0.150%
                                                     Excess Collateral Amount                  0.219%
                                                                                               -----
                                                     Total                                     2.307%

          (d)    During the Amortization Period: The Invested Amount
                 as of ______ (the last day of the Revolving Period)
                                                     Class A                                   $0.00
                                                     Class B                                   $0.00
                                                     Excess Collateral Amount                  $0.00
                                                                                        ------------
                                                     Total                                     $0.00

          (e)    The Fixed/Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(d) above as a
                 percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above
                                                     Class A                                   0.000%
                                                     Class B                                   0.000%
                                                     Excess Collateral Amount                  0.000%
                                                                                               -----
                                                     Total                                     0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-3
page 4



     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)    35 - 64 days                                                        $428,403,170.53
          (b)    65 - 94 days                                                        $277,772,886.82
          (c)    95 - 124 days                                                       $231,052,772.40
          (d)    125 - 154 days                                                      $196,167,513.76
          (e)    155 - 184 days                                                      $164,129,162.83
          (f)    185 or more days                                                              $0.00
                                                                                   -----------------
                                                     Total                         $1,297,525,506.34



     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)    The aggregate amount of all defaulted Principal
                 Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                                     Class A                           $4,697,502.26
                                                     Class B                             $364,315.79
                                                     Excess Collateral Amount            $530,791.21
                                                                                      --------------
                                                     Total                             $5,592,609.26


     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

               (a)    The aggregate amount of Class A Investor Charge-
                      Offs and the reductions in the Class B Invested
                      Amount and the Excess Collateral Amount
                                                     Class A                                   $0.00
                                                     Class B                                   $0.00
                                                     Excess Collateral Amount                  $0.00
                                                                                --------------------
                                                     Total                                     $0.00


MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 5


               (b) The aggregate amount of Class A Investor Charge- Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                                     Class A                                   $0.00
                                                     Class B                                   $0.00
                                                     Excess Collateral Amount                  $0.00
                                                                                       -------------
                                                     Total                                     $0.00


     7.   Investor Servicing Fee
          ----------------------

          (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                                       Class A                           $875,000.00
                                                       Class B                            $67,708.75
                                                       Excess Collateral Amount           $98,958.75
                                                                                       -------------
                                                       Total                           $1,041,667.50


     8.   Reallocated Principal Collections
          ---------------------------------

                 The amount of Reallocated Excess Collateral Amount and
                 Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
                 Charge-Offs for the prior month.

                                                     Class B                                   $0.00
                                                     Excess Collateral Amount                  $0.00
                                                                                               -----
                                                     Total                                     $0.00

     9.   Excess Collateral Amount
          ------------------------

          (a)    The amount of the Excess Collateral Amount as of the close of business on the related Distribution Date after giving
                 effect to withdrawals, deposits and payments to
                 be made in respect of the preceding month                            $79,167,000.00

     10.  The Portfolio Yield
          -------------------

                 The Portfolio Yield for the related Monthly Period                             9.79%

     11.  The Base Rate
          -------------

                  The Base Rate for the related Monthly Period                                  8.74%


MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 6

C    Information Regarding the Principal Funding Account
     ---------------------------------------------------

          1.   Accumulation Period

          (a)  Accumulation Period commencement date             02/01/2004

          (b)  Accumulation Period Length (months)                        2

          (c)  Accumulation Period Factor                              6.46

          (d)  Required Accumulation Factor Number                        8

          (e)  Controlled Accumulation Amount               $416,667,000.00

          (f)  Minimum Payment Rate (last 12 months)                  14.06%

          2.   Principal Funding Account
               -------------------------

               Beginning Balance                                       $0.00
                 Plus: Principal Collections for related
                       Monthly Period from Principal Account           $0.00
                 Plus: Interest on Principal Funding Account
                       Balance for related Monthly Period              $0.00

                       Less: Withdrawals to Finance Charge Account     $0.00
                       Less: Withdrawals to Distribution Account       $0.00
                                                                      ------
                 Ending Balance                                        $0.00

          3.   Accumulation Shortfall
               ----------------------
                     The Controlled Deposit Amount for the previous
                     Monthly Period                                    $0.00

               Less: The amount deposited into the Principal Funding
                     Account for the Previous Monthly Period           $0.00

                     Accumulation Shortfall                            $0.00
                                                                      ------
                     Aggregate Accumulation Shortfalls                 $0.00

          4.   Principal Funding Investment Shortfall
               --------------------------------------

                     Covered Amount                                    $0.00

               Less: Principal Funding Investment Proceeds             $0.00
                                                                    --------
                     Principal Funding Investment Shortfall            $0.00
                                                                    --------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-3
Page 7

D.   Information Regarding the Reserve Account
     -----------------------------------------

          1.   Required Reserve Account Analysis
               ---------------------------------

               (a)  Required Reserve Account Amount percentage       0.00000%

               (b)  Required Reserve Account Amount ($)                $0.00
                    (0.5% of Invested Amount or other amount designated by Transferor)

               (c)  Required Reserve Account Balance after effect of
                    any transfers on the Related Transfer Date         $0.00

               (d)  Reserve Draw Amount transferred to the Finance
                    Charge Account on the Related Transfer Date        $0.00

          2.   Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date     $0.00

          3.   Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer   $0.00
               Date (1 (d) plus 2 above)

          4.   The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related             3.34%
               Monthly Period

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                    First USA Bank, National Association
                                    as Servicer


                                    By: /s/ Tracie Klein
                                        -----------------------------
                                        Tracie Klein
                                        First Vice President